SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-1

                         Post-Effective Amendment No. 4
                     to Registration Statement No. 333-86297

                                      Under

                           The Securities Act of 1933

                         American Enterprise MVA Account
               (Exact name of registrant as specified in charter)

                                     Indiana
             ------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                       63
             -------------------------------------------------------
            (Primary Standard Industrial Classification Code Number)

                                   94-27-86905
           ----------------------------------------------------------
                      (I.R.S. Employer Identification No.)

          80 South 8th Street, P.O. Box 534, Minneapolis, MN 55440-0534
                                 (612) 671-3131
        -----------------------------------------------------------------
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                           Mary Ellyn Minenko, Counsel
                    American EnterpriseLife Insurance Company
                 IDS Tower 10, Minneapolis, Minnesota 55440-0010
                                 (612) 671-3678
         --------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

It is proposed that this filing become effective on February 14, 2000.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

The prospectuses and Statements of Additional Information filed electronically herewith are not intended to supersede the prospectuses and Statements of Additional Information filed with Registration Statement No. 333-86297, filed on or about November 10, 1999.


----------------------------------------------------------------------------------------------------------------------
                         Calculation of Registration Fee
----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Title of each class of    Amount to be           Proposed maximum        Proposed maximum       Amount of
securities to be          registered             offering price per      aggregate offering     registration fee
registered                                       unit                    price
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Interests in the                   N/A
Guarantee Period
Accounts of the Wells
Fargo AdvantageSM
Variable Annuity, the
Wells Fargo AdvantageSM
Credit Variable
Annuity, the American
Express Signature One
Variable AnnuitySM and
the American Express
Variable Annuity
Contracts
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                       Registration Statement on Form S-1

                              Cross-Reference Sheet
                     Pursuant to Regulation S-K, Item 501(b)

Form S-1 Item Number and Caption                          Located in Prospectus

1.       Forepart of the Registration
         Statement and Outside Front
         Cover Page of Prospectus                           Outside Front Cover

2.       Inside Front and Outside Back
         Cover Pages of Prospectus                            Table of Contents

3.       Summary Information, Risk Factors
         and Ratio of Earnings to Fixed
         Charges                                     Summary or, as to ratio of
                                                     earnings to fixed charges,
                                                     Not Applicable

4.       Use of Proceeds                                 The variable accounts;
                                                             The fixed accounts

5.       Determination of Offering Price                         Not Applicable

6.       Dilution                                                Not Applicable

7.       Selling Security Holders                                Not Applicable

8.       Plan of Distribution                         Distribution of Contracts

9.       Description of Securities                      The variable  accounts;
         to Be Registered                               The fixed accounts

10.      Interests of Named Experts and Counsel                  Not Applicable

11.      Information with Respect to the Registrant    About American Enterprise
                                                       Life; Additional
                                                       Information about
                                                       American Enterprise Life

12.      Disclosure of Commission Position
         on Indemnification for Securities
         Act Liabilities                                 See Item 14 in Part II

                                     PART I.

                       INFORMATION REQUIRED IN PROSPECTUS

Prospectuses containing information for the American Enterprise MVA Account filed electronically in American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4 and Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on Form N-4, filed on or about February 11, 2000, are incorporated by reference.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.   Other Expenses of Issuance and Distribution.

           The expenses of the issuance and distribution of the interests in the Guarantee Period Accounts of the Contract to be registered, other than commissions on sales of the Contracts, are to be borne by the registrant.

Item 14. Indemnification

           The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

           The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

           The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 15. Recent Sales of Unregistered Securities

           None

Item 16. Exhibits and Financial Statement Schedules

(a)        Exhibits

1.         Not applicable.

2.         Not applicable.

3.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
           6.1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.2        Amended By-laws of American Enterprise Life, filed  electronically as
           Exhibit 6.2 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.3 Consent in writing in lieu of a meeting of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise MVA Account dated Aug. 18, 1999, filed electronically as
           Exhibit 3.3 to Initial Registration Statement No. 333-86297, filed on or about Aug. 31, 1999, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for the American Express Signature One Variable AnnuitySM (form 240180), filed electronically as Exhibit
           4.1 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 7, 1999, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo AdvantageSM Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567, filed on or about November 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo AdvantageSM Credit Variable Annuity (form 44210), filed electronically as Exhibit
           4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567, filed on or about November 4, 1999, is incorporated by reference.

4.4 Form of Deferred Annuity Contract for the American Enterprise Variable Annuity filed electronically as Exhibit 4.1 to American Enterprise Variable Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Enhanced Death Benefit Rider for the Wells Fargo AdvantageSM Variable Annuity and the Wells Fargo AdvantageSM Credit Variable Annuity (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No.1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.6 Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature One Variable AnnuitySM (6% Accumulation Benefit
           Base)(form 240186), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No.333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.7 Form of Guaranteed Minimum Income Benefit Rider for the American Express Variable Annuity, filed electronically as Exhibit 4.4 to American Enterprise Variable Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.8 Form of Guaranteed Minimum Income Benefit Rider for the Wells Fargo AdvantageSM Variable Annuity and the Wells Fargo AdvantageSM Credit Variable Annuity (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.9 Form of 5% Accumulation Death Benefit Rider for the American Express Signature One Variable AnnuitySM (form 240183), filed electronically
           as Exhibit  4.3  to  American   Enterprise   Variable  Annuity
           Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 8, 1999, is incorporated by reference.

4.10 Form of 8% Performance Credit Rider for the American Express Signature One Variable AnnuitySM (form 240187), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 30, 1999, is incorporated by reference.

4.11 Form of Performance Credit Rider for the American Express Variable Annuity, filed electronically as Exhibit 4.2 to American Enterprise Variable Account's Pre-Effective amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.12 Form of Roth IRA Endorsement for the Wells Fargo AdvantageSM Variable Annuity, Wells Fargo AdvantageSM Credit Variable Annuity, American Express Signature One Variable AnnuitySM and American
           Express Variable Annuity  (form  43094),   filed  electronically   as
           Exhibit 4.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, are incorporated by reference.

4.13       Form of SEP-IRA for the Wells Fargo AdvantageSM Variable Annuity,
           Wells Fargo  AdvantageSM  Credit  Variable  Annuity,   and  American
           Express Signature One Variable AnnuitySM (form 43412), filed electronically as Exhibit 4.3 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777, filed on or about July 8, 1999, is incorporated by reference.

4.14 Form of SEP-IRA for American Express Variable Annuity (form 43433)filed electronically as Exhibit 4.3 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.15       Form of  Disability  Waiver of  Withdrawal  Charge  Rider for the
           Wells  Fargo  AdvantageSM   Variable  Annuity  and  the  Wells  Fargo
           AdvantageSM Credit Variable Annuity (form 44215), filed electronically as Exhibit 4.5 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4,
           1999,  is  incorporated  by   reference.

4.16 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo AdvantageSM Variable Annuity and the Wells Fargo
           AdvantageSM Credit Variable Annuity (form 44216), to American Enterprise Variable Annuity Account's Pre-Effective No.1 Amendment to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.17 Form of TSA Endorsement for the Wells Fargo AdvantageSM Variable Annuity and the Wells Fargo AdvantageSM Credit Variable Annuity (form 43413),filed electronically as Exhibit 4.4 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777, filed on or about July 8, 1999, is incorporated by reference.

5.1 Opinion of Counsel and consent to its use as to the securities being registered for the Wells Fargo Advantage SM Variable Annuity and Wells Fargo Advantage SM Credit Variable Annuity filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No.333-86297 on Form S-1, filed on or about Nov. 10, 1999, is incorporated by reference.

5.2 Opinion of Counsel and consent to its use as to the securities being registered for the American Express Signature One Variable Annuity SM and American Express Variable Annuity filed electronically herewith.

8.         Not applicable.

9.         Not applicable.

10.        Not applicable.

11.        Not applicable.

12.        Not applicable.

15.        Not applicable.

16.        Not applicable.

21.        Not applicable.

22.        Not applicable.

23.1 Consent of Independent Auditors for the Wells Fargo Advantage SM Variable Annuity and Wells Fargo Advantage SM Credit Variable Annuity filed electronically as Exhibit 23 to Pre-Effective Amendment No.1 to Registration Statement No. 333-86297 on Form S-1, filed on or about Nov. 10, 1999, is incorporated by reference.

23.2       Consent  of  Independent   Auditors  for  the  American  Express
           Signature One Variable Annuity SM and American Express Variable Annuity filed electronically herewith.

24. Power of Attorney to sign this Registration Statement, dated July 29, 1999, filed electronically as Exhibit 15 to American Enterprise Variable Annuity Account's Initial Registration Statement No. 333-85567 on Form N-4, filed on or about Aug. 19, 1999, is incorporated by reference.

25.        Not applicable.

26.        Not applicable.

27.        None.

Item 17. Undertakings

Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, American Enterprise Life Insurance Company, on behalf of the Registrant, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis, and State of Minnesota on the 14th, day of February, 2000.

                             American Enterprise Life Insurance Company
                             (Registrant)

                             By American Enterprise Life Insurance Company

                             By /s/ James E. Choat*
                                    James E. Choat
                                    President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 14th day of February, 2000.

Signature                                            Title

/s/  James E. Choat*                         Director, President and
     James E. Choat                          Chief Executive Officer

/s/  Jeffrey S. Horton*                      Vice President and Treasurer
     Jeffrey S. Horton

/s/  Richard W. Kling*                       Chairman of the Board
     Richard W. Kling

/s/  Paul S. Mannweiler*                     Director
     Paul S. Mannweiler

/s/  Paula R. Meyer*                         Director and Executive Vice
     Paula R. Meyer                          President-Assured Assets

/s/  William A. Stoltzmann*                  Director, Vice President,
     William A. Stoltzmann                   General Counsel and Secretary

/s/  Philip C. Wentzel*                      Vice President and Controller
     Philip C. Wentzel

*Signed pursuant to Power of Attorney, dated July 29, 1999, filed electronically as Exhibit 15 to American Enterprise Variable Annuity Account's Initial Registration Statement No. 333-85567 on Form N-4, filed on or about Aug. 19, 1999, is incorporated by reference.




By:/s/ Mary Ellyn Minenko
       Mary Ellyn Minenko